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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.


                                      FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) DECEMBER 31, 1998



                                     AMERICORP
               (Exact name of Registrant as specified in its charter)




      CALIFORNIA                  033-18392                77-0164985
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(State or other jurisdiction    (File number)          (I.R.S. Employer
 of incorporation)                                      Identification No.)



   304 EAST MAIN STREET, VENTURA, CA                                  93001
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(Address of principal executive office)                             (Zip Code)




Registrant's telephone number, including area code:     (805) 658-6633




                                 Page 1 of 4 pages
                                Exhibit Index page 4


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On July 7, 1998, Americorp entered into an Agreement to Merge and Plan of
Reorganization (the "Agreement") with Channel Islands Bank ("CIB") and
Americorp's wholly owned subsidiary, American Commercial Bank ("Bank") pursuant to which, among other things, (i) CIB would merge with and into Bank and (ii) the shareholders of CIB would become shareholders of Americorp in accordance with the exchange ratio set forth in the Agreement, all subject to the terms and conditions specified in the Agreement (the "Merger").

     In accordance with the terms of the Agreement, as subsequently amended, the Merger was completed on December 31, 1998. The shareholders of CIB received a tax-free exchange of .7282 shares of Americorp common stock for each shares of CIB common stock. All information required by Item 2 of Form 8-K relating to the Merger has previously been filed with the Securities and Exchange
Commission.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Channel Islands Bank

          The Financial Statements of Channel Islands Bank as of December 31,
          1997 and 1996 and for each of the years in the two-year period ended
          December 31, 1997 and the unaudited Financial Statements of Channel
          Islands Bank as of June 30, 1998 and for the six months period ended
          June 30, 1998 (incorporated by reference from Americorp's Registration
          Statement on form S-4 No. 333-63841)

     (b)  Pro forma financial information:

          Americorp's and Channel Islands Bank's Pro Forma Combined Financial
          Statements (unaudited) (incorporated by reference from Americorp's
          Registration Statement on form S-4 No. 333-63841)

     (c)  Exhibits

                    2    Agreement to Merge and Plan of Reorganization, dated
               July 7, 1998 and amended on September 17, 1998 (incorporated by reference from Appendix A to Americorp's Registration Statement on form S-4 No. 333-63841)

                    23   Consent of Independent Accountants (incorporated by
               reference from Americorp's Registration Statement on form S-4 No.
               333-63841)


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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 11, 1999                 AMERICORP


                                        By: /s/ Allen Partridge
                                            ----------------------------------
                                             Allen Partridge
                                             Senior Vice President
                                             Chief Financial Officer


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                                   EXHIBIT INDEX


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
EXHIBIT NO.         DESCRIPTION                                  PAGE NO.
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
          2              Agreement to Merge and Plan of Reorganization, dated
               July 7, 1998 and amended on September 17, 1998 (incorporated by reference from Appendix A to Americorp's Registration Statement on form S-4 No. 333-63841)*


          23             Consent of Independent Accountants (incorporated by
               reference from Americorp's Registration Statement on form S-4 No.
               333-63841)*

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*  Previously filed.